SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) December 15, 2003




                               CONVERA CORPORATION
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             (Exact name of registrant as specified in its charter)



         Delaware                   000-31989                   54-1987541
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(State or other jurisdiction    (Commission File No.)       (I.R.S. Employer
        or incorporation)                                    Identification No.



                          1921 GALLOWS ROAD, SUITE 200
                             VIENNA, VIRGINIA 221826
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              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (703) 761-3700
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Item 5.  Other Events

     On December 15, 2003, Christopher Mann resigned as Chief Financial Officer and Treasurer of Convera Corporation (the "Company"). Pending appointment of a successor, Mr. Mann has agreed to assist the Company during a transition period and Carolyn Bae, the Company's Controller, will act as the Company's "principal financial and accounting officer."

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                            CONVERA CORPORATION



                                            BY:      /S/  PATRICK C. CONDO
                                                     ----------------------
                                                     Patrick C. Condo
                                                     President and Chief
                                                        Executive Officer



Date:  December 15, 2003